UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 5, 2005
Date of Report (Date of earliest event reported)

Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)

(312) 583-8700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On May 10, 2005, we announced that we had acquired Speltz & Weis LLC pursuant to a Membership Interest Purchase and Sale Agreement by and among Huron Consulting Group Inc., Speltz & Weis LLC (“S&W”), SC Holding, LLC, David E. Speltz and Timothy C. Weiss dated as of May 5, 2005 (the “Purchase and Sale Agreement”). We acquired all of the outstanding membership interests of S&W for $17 million, of which $14 million was paid in cash and $3 million will be paid in three equal annual installments of $1 million (together with accrued interest at 4% per annum) beginning on May 8, 2006. The purchase price is subject to standard post-closing adjustments. In addition, we will pay the sellers additional amounts based on (i) the performance of S&W during the three-year period beginning June 1, 2005 and ending May 30, 2008 and (ii) the amount of revenue we receive during that same period from referrals made by S&W and its employees from existing referral sources.

The foregoing description is qualified in its entirety by reference to the text of the Purchase and Sale Agreement, a copy of which is filed as exhibit 2.1 to this Current Report on Form 8-K.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements as defined in Section 21A of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” or “continue.” These forward-looking statements reflect our current expectation about our future performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause actual performance or achievements to be materially different from any expressed by these forward-looking statements.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information from Item 1.01 above is incorporated herein by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The information required by this item will be filed by amendment to this report no later than July 25, 2005.

(b) Pro Forma Financial Information.

The information required by this item will be filed by amendment to this report no later than July 25, 2005.

(c) Exhibits.

Exhibit 2.1	Membership Interest Purchase and Sale Agreement by and among Huron Consulting Group Inc., Speltz & Weis LLC, and David E. Speltz and Timothy C. Weis, dated as of May 5, 2005.

Exhibit 99.1	Press Release, dated May 10, 2005, announcing the acquisition of Speltz & Weis LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	May 10, 2005	/s/ Gary L. Burge
Gary L. Burge
Vice President,
Chief Financial Officer and Treasurer